                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 12, 2002
                        (Date of earliest event reported)

                           HELLER FUNDING CORPORATION
                 HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-1
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             333-30207-01                         36-4165546
             ------------                         ----------
       (Commission File Number)      (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                                60661
-----------------------------------------                             ----------
(Address of principal executive offices)                              (Zip Code)


                                 (312) 441-7246
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Attached, for the Distribution Date of July 12, 2002, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of July 12, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2002

                                        HELLER FUNDING CORPORATION


                                        By: /s/ Michele D. Pierce
                                            -------------------------------
                                            Michele D. Pierce
                                        Title: Vice President

                                  EXHIBIT INDEX

Exhibit
Number   Document Description
-------  --------------------
99 Heller Funding Corporation - Monthly Report for the Distribution Date July 12, 2002